UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-26962	58-1878070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 RiverEdge Parkway, Suite 100	30328-4696
Atlanta, Georgia
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 770-980-0888

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 31, 2006, Dan S. Howe, a current director, was elected to be a member of the Audit Committee of the Board of Directors of the Company, a position recently vacated by the resignation of John McClaugherty from the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
(Registrant)

Date: November 3, 2006	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland
President, Chief Executive Officer and Corporate
Secretary

Date: November 3, 2006	By:	/s/ MARK B. ADAMS
Mark B. Adams
Chief Financial Officer